Product Warranties (Notes)	12 Months Ended
Sep. 30, 2015
Product Warranties Disclosures [Abstract]
PRODUCT WARRANTIES
PRODUCT WARRANTIES

The Company offers warranties to its customers depending upon the specific product and terms of the customer purchase agreement. A typical warranty program requires that the Company replace defective products within a specified time period from the date of sale. The Company records an estimate for future warranty-related costs based on actual historical return rates and other known factors. Based on analysis of return rates and other factors, the Company’s warranty provisions are adjusted as necessary. The Company monitors its warranty activity and adjusts its reserve estimates when it is probable that future warranty costs will be different than those estimates.

The Company’s product warranty liability is recorded in the consolidated statements of financial position in other current liabilities if the warranty is less than one year and in other noncurrent liabilities if the warranty extends longer than one year.

The changes in the carrying amount of the Company’s total product warranty liability, including extended warranties for which deferred revenue is recorded, for the fiscal years ended September 30, 2015 and 2014 were as follows (in millions):

	Year Ended September 30,
	2015	2014
Balance at beginning of period	$319	$256
Accruals for warranties issued during the period	280	279
Accruals from acquisitions and divestitures	—	3
Accruals related to pre-existing warranties (including changes in estimates)	(11)	2
Settlements made (in cash or in kind) during the period	(282)	(218)
Currency translation	(6)	(3)
Balance at end of period	$300	$319